                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 2000, (2000-4), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 2000 to December 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 2000.

                                     CONSECO FINANCE CORP.


                                     BY: /s/ Phyllis A. Knight
                                         ---------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                        DW5,DX3,DY1,DZ8 TRUST ACCOUNT #3338416-0
                                                          REMITTANCE DATE 1/2/01

                                                                                          Total $                Per $1,000
                                                                                          Amount                  Original
                                                                                     ----------------         ----------------
CLASS A CERTIFICATES
--------------------
   (1a)  Amount available (including Monthly Servicing Fee)                             16,919,770.77
                                                                                     ----------------
    (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                     ----------------
    (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
         Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
         Remittance Date                                                                16,919,770.77
                                                                                     ----------------
    (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                       0.00
                                                                                     ----------------

A. Interest
    (2)  Aggregate interest
         a.  Class A-1 Remittance Rate (7.18%)                                               7.18000%
                                                                                     ----------------
         b.  Class A-1 Interest                                                          1,117,260.23               4.96560102
                                                                                     ----------------         ----------------
         c.  Class A-2 Remittance Rate (7.35%)                                                7.35%
                                                                                     ----------------
         d.  Class A-2 Interest                                                            551,250.00               6.12500000
                                                                                     ----------------         ----------------
         e.  Class A-3 Remittance Rate (7.47%)                                                  7.47%
                                                                                     ----------------
         f.  Class A-3 Interest                                                            778,125.00               6.22500000
                                                                                     ----------------         ----------------
         g.  Class A-4 Remittance Rate (7.73%)                                                  7.73%
                                                                                     ----------------
         h.  Class A-4 Interest                                                          1,223,916.67               6.44166668
                                                                                     ----------------         ----------------
         i.  Class A-5 Remittance Rate (7.97%)                                                  7.97%
                                                                                     ----------------
         j.  Class A-5 Interest                                                            730,583.33               6.64166664
                                                                                     ----------------         ----------------
         k.  Class A-6 Remittance Rate (8.31%)                                                  8.31%
                                                                                     ----------------
         l.  Class A-6 Interest                                                          2,146,750.00               6.92500000
                                                                                     ----------------         ----------------

    (3)  Amount applied to:
         a.  Unpaid Class A Interest Shortfall                                                   0.00                        0
                                                                                     ----------------         ----------------

    (4)  Remaining:
         a.  Unpaid Class A Interest Shortfall                                                   0.00                        0
                                                                                     ----------------         ----------------

B. Principal
    (5)  Formula Principal Distribution Amount                                           8,318,808.49                      N/A
                                                                                     ----------------         ----------------
         a.  Scheduled Principal                                                           914,134.02                      N/A
                                                                                     ----------------         ----------------
         b.  Principal Prepayments                                                       4,378,384.28                      N/A
                                                                                     ----------------         ----------------
         c.  Liquidated Contracts                                                          787,098.19                      N/A
                                                                                     ----------------         ----------------
         d.  Repurchases                                                                    36,583.73                      N/A
                                                                                     ----------------         ----------------
         e.  Current Month Advanced Principal                                            1,574,633.75                      N/A
                                                                                     ----------------         ----------------
         f.  Prior Month Advanced Principal                                            (1,483,986.04)                      N/A
                                                                                     ----------------         ----------------
         g.  Additional Principal Distribution ($18,750,00.00 cap)                       2,111,960.56
                                                                                     ----------------

    (6)  Pool Scheduled Principal Balance                                            1,218,143,723.57
                                                                                     ----------------
   (6b)  Adjusted Pool Principal Balance                                             1,216,569,089.82             978.14600187
                                                                                     ----------------         ----------------
   (6c)  Pool Factor                                                                       0.97814600
                                                                                     ----------------

   (6d)  Net Certificate Principal Balance                                           1,197,159,920.22
                                                                                     ----------------
   (6e)  Overcollateralization Amount ($25,000,000.00 cap)                              19,409,169.60
                                                                                     ----------------
   (6f)  Prefunded Amount                                                                        0.00
                                                                                     ----------------

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                        DW5,DX3,DY1,DZ8 TRUST ACCOUNT #3338416-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 2


    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                     ----------------

    (8)  Class A Percentage for such Remittance Date                                          100.00%
                                                                                     ----------------

    (9)  Class A Percentage for the following Remittance Date                                 100.00%
                                                                                     ----------------

   (10)  Class A Principal Distribution:
         a.  Class A-1                                                                   8,318,808.49              36.97248218
                                                                                     ----------------         ----------------
         b.  Class A-2                                                                           0.00               0.00000000
                                                                                     ----------------         ----------------
         c.  Class A-3                                                                           0.00               0.00000000
                                                                                     ----------------         ----------------
         d.  Class A-4                                                                           0.00               0.00000000
                                                                                     ----------------         ----------------
         e.  Class A-5                                                                           0.00               0.00000000
                                                                                     ----------------         ----------------
         f.  Class A-6                                                                           0.00               0.00000000
                                                                                     ----------------         ----------------

   (11)  Class A-1 Principal Balance                                                   178,409,920.22             792.93297876
                                                                                     ----------------         ----------------
  (11a)  Class A-1 Pool Factor                                                             0.79293298
                                                                                     ----------------

   (12)  Class A-2 Principal Balance                                                    90,000,000.00             1000.0000000
                                                                                     ----------------         ----------------
  (12a)  Class A-2 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (13)  Class A-3 Principal Balance                                                   125,000,000.00             1000.0000000
                                                                                     ----------------         ----------------
  (13a)  Class A-3 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (14)  Class A-4 Principal Balance                                                   190,000,000.00             1000.0000000
                                                                                     ----------------         ----------------
  (14a)  Class A-4 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (15)  Class A-5 Principal Balance                                                   110,000,000.00             1000.0000000
                                                                                     ----------------         ----------------
  (15a)  Class A-5 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (16)   Class A-6 Principal Balance                                                  310,000,000.00             1000.0000000
                                                                                     ----------------         ----------------
  (16a)  Class A-6 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (17)  Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                               0.00
                                                                                     ----------------

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (18)  31-59 days                                                                     18,546,868.21                      491
                                                                                     ----------------         ----------------

   (19)  60 days or more                                                                22,802,015.22                      559
                                                                                     ----------------         ----------------

   (20)  Current Month Repossessions                                                     4,159,787.34                      127
                                                                                     ----------------         ----------------

   (21)  Repossession Inventory                                                          7,160,408.21                      217
                                                                                     ----------------         ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                        DW5,DX3,DY1,DZ8 TRUST ACCOUNT #3338416-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 3


Class M-1, M-2 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in Setember, 2004.)

   (22)  Average Sixty - Day Delinquency Ratio Test
         (a) Sixty - Day Delinquency Ratio for current Remittance Date                          2.46%
                                                                                     ----------------
         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.0%)                                                               1.73%
                                                                                     ----------------

   (23)  Average Thirty - Day Delinquency Ratio
         (a) Thirty - Day Delinquency Ratio for current Remittance Date                         3.98%
                                                                                     ----------------
         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed N/A% (no test))                                                     3.18%
                                                                                     ----------------

   (24)  Cumulative Realized Losses Test
         (a) Cumulative Realized Losses for  current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance:
             may not exceed 5.5% from Sept. 1, 2004 to August 31, 2005;
             7.0% from Sept. 1, 2005 to August 31, 2006; 9.0% from Sept. 1,
             2006, to August 31, 2007 and 10.5% thereafter)                                      0.04
                                                                                     ----------------

   (25)  Current Realized Losses Test
         (a) Current Realized Losses for current Remittance Date                           252,949.86
                                                                                     ----------------
         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             may not exceed 2.75%)                                                              0.15%
                                                                                     ----------------

   (26)  Class M-1 Principal Balance Test
         (a) The sum of Class M Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 26.25%                                                       17.43%
                                                                                     ----------------

   (27)  Class M-2 Principal Balance Test
         (a) The sum of Class M-2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 18.75%                                                       12.32%
                                                                                     ----------------

   (28)  Class B Principal Balance Test
         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $25,000,000.00                                                             81,250,000.00
                                                                                     ----------------
         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.                8.23%
                                                                                     ----------------

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                        DW5,DX3,DY1,DZ8 TRUST ACCOUNT #3338416-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 4

                                                                                          Total $                Per $1,000
                                                                                          Amount                  Original
                                                                                     ----------------         ----------------
CLASS M-1 CERTIFICATES
----------------------
   (29)  Amount available (including Monthly Servicing Fee)                              2,053,077.05
                                                                                     ----------------
A. Interest
   (30)  Aggregate interest
         (a) Class M-1 Remittance Rate 8.73%, unless the
             Weighted Average Contract Rate is less than 8.73%)                                 8.73%
                                                                                     ----------------
         (b) Class M-1 Interest                                                            454,687.50               7.27500000
                                                                                     ----------------         ----------------
         (c) Interest on Class M-1 Adjusted Principal Balance                                    0.00
                                                                                     ----------------

   (31)  Amount applied to Class M-1 Interest Deficiency Amount                                  0.00
                                                                                     ----------------

   (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                                   0.00
                                                                                     ----------------

   (33)  Amount applied to:
         a.  Unpaid Class M-1 Interest Shortfall                                                 0.00                        0
                                                                                     ----------------         ----------------

   (34)  Remaining:
         a.  Unpaid Class M-1 Interest Shortfall                                                 0.00                        0
                                                                                     ----------------         ----------------

B. Principal
   (35)  Formula Principal Distribution  Amount                                                  0.00                      N/A
                                                                                     ----------------         ----------------
         a.  Scheduled Principal                                                                 0.00                      N/A
                                                                                     ----------------         ----------------
         b.  Principal Prepayments                                                               0.00                      N/A
                                                                                     ----------------         ----------------
         c.  Liquidated Contracts                                                                0.00                      N/A
                                                                                     ----------------         ----------------
         d.  Repurchases                                                                         0.00                      N/A
                                                                                     ----------------         ----------------

   (36)  Class M-1 Principal Balance                                                    62,500,000.00            1000.00000000
                                                                                     ----------------         ----------------
  (36a)  Class M-1 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (37)  Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                     ----------------

   (38)  Class M-1 Principal Distribution:
         a.  Class M-1 (current)                                                                 0.00               0.00000000
                                                                                     ----------------         ----------------
         b.  Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                            0.00
                                                                                     ----------------

   (39)  Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                     ----------------

   (40)  Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                     ----------------

   (41)  Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                                   0.00
                                                                                     ----------------
         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                    0.00
                                                                                     ----------------
         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                     0.00
                                                                                     ----------------
         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                             0.00
                                                                                     ----------------
         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                                0.00
                                                                                     ----------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                        DW5,DX3,DY1,DZ8 TRUST ACCOUNT #3338416-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 5

                                                                                          Total $                Per $1,000
                                                                                          Amount                  Original
                                                                                     ----------------         ----------------
CLASS M-2 CERTIFICATES
----------------------
   (42)  Amount available (including Monthly Servicing Fee)                              1,598,389.55
                                                                                     ----------------
A. Interest
   (43)  Aggregate  interest

         (a) Class M-2 Remittance Rate9.30%, unless the
             Weighted Average Contract Rate is less than 9.30%)                                 9.30%
                                                                                     ----------------
         (b) Class M-2 Interest                                                            387,500.00               7.75000000
                                                                                     ----------------         ----------------
         (c) Interest on Class M-2 Adjusted Principal Balance                                    0.00
                                                                                     ----------------

   (44)  Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                                     ----------------

   (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                                     ----------------

   (46)  Amount applied to:
         a.  Unpaid Class M-2 Interest Shortfall                                                 0.00                        0
                                                                                     ----------------         ----------------

   (47)  Remaining:
         a.  Unpaid Class M-2 Interest Shortfall                                                 0.00                        0
                                                                                     ----------------         ----------------

B. Principal
   (48)  Formula Principal Distribution Amount                                                   0.00                      N/A
                                                                                     ----------------         ----------------
         a.  Scheduled Principal                                                                 0.00                      N/A
                                                                                     ----------------         ----------------
         b.  Principal Prepayments                                                               0.00                      N/A
                                                                                     ----------------         ----------------
         c.  Liquidated Contracts                                                                0.00                      N/A
                                                                                     ----------------         ----------------
         d.  Repurchases                                                                         0.00                      N/A
                                                                                     ----------------         ----------------

   (49)  Class M-2 Principal Balance                                                    50,000,000.00            1000.00000000
                                                                                     ----------------         ----------------
  (49a)  Class M-2 Pool Factor                                                             1.00000000
                                                                                     ----------------

   (50)  Class M-2 Percentage for such Remittance Date                                          0.00%
                                                                                     ----------------

   (51)  Class M-2 Principal Distribution:
         a.  Class M-2 (current)                                                                 0.00               0.00000000
                                                                                     ----------------         ----------------
         b.  Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                            0.00
                                                                                     ----------------

   (52)  Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                     ----------------

   (53)  Class M-2 Percentage for the following Remittance Date                                 0.00%
                                                                                     ----------------

   (54)  Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                                   0.00
                                                                                     ----------------
         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                    0.00
                                                                                     ----------------
         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                     0.00
                                                                                     ----------------
         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                             0.00
                                                                                     ----------------
         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                                0.00
                                                                                     ----------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                          DW5,DX3,DY1,DZ8 REMITTANCE DATE 1/2/01
                                     Page 6

                                                                                          Total $                Per $1,000
                                                                                          Amount                  Original
                                                                                     ----------------         ----------------
CLASS BI CERTIFICATES
---------------------
    (1)  Amount Available less the Class A
         Distribution Amount and Class M-1 Distribution
         Amount (including Monthly Servicing Fee)                                        1,210,889.55
                                                                                     ----------------

    (3)  Class B-1 Remittance Rate (10.35%
         unless Weighted Average Contract Rate
         is below 10.35%)                                                                      10.35%
                                                                                     ----------------

    (3)  Aggregate Class B1 Interest                                                       323,437.50               8.62500000
                                                                                     ----------------         ----------------

    (4)  Amount applied to Unpaid
         Class B1 Interest Shortfall                                                             0.00                     0.00
                                                                                     ----------------         ----------------

    (5)  Remaining Unpaid Class B1
         Interest Shortfall                                                                      0.00                     0.00
                                                                                     ----------------         ----------------

    (6)  Amount applied to Class B-1
         Interest Deficiency Amount                                                              0.00
                                                                                     ----------------

    (7)  Remaining Unpaid Class B-1
         Interest Deficiency Amount                                                              0.00
                                                                                     ----------------

    (8)  Unpaid Class B-1 Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                     ----------------
   (8a)  Class B Percentage for such Remittance Date                                             0.00
                                                                                     ----------------

    (9)  Current Principal (Class B Percentage of Formula Principal
         Distribution Amount)                                                                    0.00               0.00000000
                                                                                     ----------------         ----------------

  (10a)  Class B1 Principal Shortfall                                                            0.00
                                                                                     ----------------
  (10b)  Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                     ----------------

   (11)  Class B Principal Balance                                                      81,250,000.00
                                                                                     ----------------

   (12)  Class B1 Principal Balance                                                     37,500,000.00
                                                                                     ----------------
  (12a)  Class B1 Pool Factor                                                              1.00000000            1000.00000000
                                                                                     ----------------         ----------------

   (13)  Class B-1 Liquidation Loss Interest
         (a) Class B-1 Liquidation Loss Amount                                                   0.00
                                                                                     ----------------
         (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                     ----------------
         (c) Remaining Class B-1 Liquidation Loss Interest Amount                                0.00
                                                                                     ----------------
         (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                     ----------------
         (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                      0.00
                                                                                     ----------------

                                                                   SERIES 2000-4
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                       CUSIP NO.#20846Q DQ8,DR6,DS4,DT2,DU9,DV7,
                                          DW5,DX3,DY1,DZ8 REMITTANCE DATE 1/2/01
                                     Page 7

                                                                                          Total $                Per $1,000
                                                                                          Amount                  Original
                                                                                     ----------------         ----------------
CLASS B2 CERTIFICATES
---------------------
   (14)  Remaining Amount Available                                                        887,452.05
                                                                                     ----------------

   (15)  Class B-2 Remittance Rate (10.35%
         unless Weighted Average Contract
         Rate is less than 10.35%)                                                             10.35%
                                                                                     ----------------

   (16)  Aggregate Class B2 Interest                                                       377,343.75               8.62500000
                                                                                     ----------------         ----------------

   (17)  Amount applied to Unpaid
         Class B2 Interest Shortfall                                                             0.00                     0.00
                                                                                     ----------------         ----------------

   (18)  Remaining Unpaid Class B2
         Interest Shortfall                                                                      0.00                     0.00
                                                                                     ----------------         ----------------

   (19)  Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                     ----------------

   (20)  Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                     ----------------

   (21)  Class B2 Principal (zero until class B1
         paid down: thereafter, Class B Percentage
         of formula Principal Distribution Amount)                                               0.00               0.00000000
                                                                                     ----------------         ----------------

   (22)  Guarantee Payment                                                                       0.00
                                                                                     ----------------

   (23)  Class B2 Principal Balance                                                     43,750,000.00
                                                                                     ----------------
  (23a)  Class B2 Pool Factor                                                              1.00000000            1000.00000000
                                                                                     ----------------         ----------------

   (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount, Class B-1 Distribution
         Amount and Class B-2  Distribution Amount, if the Company or
         Green Tree Financial Servicing Corp. is the Servicer)                             510,108.30
                                                                                     ----------------

   (25)  Class B-3I Guarantee Fee                                                                0.00
                                                                                     ----------------

   (26)  Class B-3I Distribution Amount                                                          0.00
                                                                                     ----------------

   (27)  Class B-3I Formula Distribution Amount (all Excess
         Interest plus Unpaid Class B-3I Shortfall)                                              0.00
                                                                                     ----------------

   (28)  Class B-3I Distribution Amount (remaining Amount Available)                             0.00
                                                                                     ----------------

   (29)  Class B-3I Shortfall (26-27)                                                    1,067,457.24
                                                                                     ----------------

   (30)  Unpaid Class B-3I Shortfall                                                     5,767,996.31
                                                                                     ----------------

   (31)  Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                     ----------------

   (32)  Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                     ----------------

   (33)  Repossessed Contracts                                                           4,159,787.34
                                                                                     ----------------

   (34)  Repossessed Contracts Remaining in Inventory                                    7,160,408.21
                                                                                     ----------------

   (35)  Weighted Average Contract Rate                                                      11.71905
                                                                                     ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.